                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


       Date of Report (Date of earliest event reported) March 24, 1999
                                                        --------------

                            KALAN GOLD CORPORATION
            (Exact name of Registrant as specified in its charter)



        Colorado                      0-25658                 84-1357927
        --------                      -------                 ----------
(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)          Identification No.)


                             Tower II, Suite 100,
                            12835 E. Arapahoe Road
                           Englewood, Colorado 80112
                           --------------------------
            (Address of principal executive offices and Zip Code)



                                (303) 706-1606
                                --------------
             (Registrant's telephone number including area code)

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                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         The Registrant has agreed to extend the Letter of Intent with Animated Electronic Industries for sixty additional days from March 23, 1999. All other terms of the Letter of Intent would remain the same.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         See Item 1 above.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KALAN GOLD CORPORATION


Dated: March 24, 1999                  By: /s/ Sanford Altberger
                                          ---------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer